Zeo Strategic Income Fund

a series of Northern Lights Fund Trust

Class A shares: N/A

Class I Shares: ZEOIX

Supplement dated October 17, 2011
to the Statement of Additional Information dated May 9, 2011

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Effective as of the date of this Supplement, the Fund's has added a redemption fee policy as follows:

Waivers of Redemption Fees:  The Fund has elected not to impose the redemption fee for:

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Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

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Redemptions or exchanged in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

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Redemptions or exchanged in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan;

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Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

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Other types of redemption as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

If you have any questions about whether your transaction will be subject to the redemption fee, please call the Fund at 1-855-ZEO-FUND.

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This Supplement and the existing Statement of Additional Information dated May 9, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-ZEO-FUND.